UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 10, 2005

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Tegal Corporation
(Exact name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	000-26824 (Commission File Number)	68-0370244 (I.R.S. Employer Identification No.)

       2201 South McDowell Boulevard
Petaluma, California 94954
(Address of Principal Executive Offices)

(707) 763-5600
(Registrant’s telephone number, including area code)

__________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

        On November 10, 2005, Tegal Corporation (the “Company”) issued its second quarter 2006 press release, a copy of which is furnished as Exhibit 99.1 to this Form 8-K and incorporated by reference herein. On November 10, 2005, the Company held a conference call announcing its financial results for the second quarter 2006. The transcript of this conference call is furnished as Exhibit 99.2 to this Form 8-K and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

      (c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated November 10, 2005
99.2	Transcript of Tegal Corporation's second quarter 2006 conference call held on November 10, 2005

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2005	TEGAL CORPORATION By: /s/ Christine T. Hergenrother Name: Christine T. Hergenrother Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated November 10, 2005
99.2	Transcript of Tegal Corporation's second quarter 2006 conference call held on November 10, 2005